Kayne Anderson

NextGen Energy & Infrastructure, Inc.

KMF Quarterly Report

August 31, 2022

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson NextGen Energy & Infrastructure, Inc. (the “Fund”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statement. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to publicly update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

All investments in securities involve risks, including the possible loss of principal. The value of an investment in the Fund could be volatile, and you could suffer losses of some or a substantial portion of the amount invested. The Fund’s concentration of investments in energy infrastructure companies subjects it to the risks of the energy sector, including the risks of declines in energy and commodity prices, decreases in energy demand, adverse weather conditions, natural or other disasters, changes in government regulation, and changes in tax laws. Leverage creates risks that may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in distribution rates, which increases a stockholder’s risk of loss.

Performance data quoted in this report represent past performance and are for the stated time period only. Past performance is not a guarantee of future results. Current performance may be lower or higher than that shown based on market fluctuations from the end of the reported period.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
ADOPTION OF AN OPTIONAL DELIVERY METHOD FOR SHAREHOLDER REPORTS

Rule 30e-3 Notice

Paper copies of Kayne Anderson NextGen Energy & Infrastructure, Inc.’s (the “Fund”) annual and semi-annual shareholder reports are no longer being sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.kaynefunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive paper copies of shareholder reports and other communications from the Fund anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at 1-877-657-3863. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held directly with KA Fund Advisors, LLC.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
LETTER TO STOCKHOLDERS

September 30, 2022

Dear Fellow Stockholders:

As we publish this letter, financial markets around the globe are unsettled and struggling to recalibrate given a growing list of uncertainties. Currencies and government bonds are experiencing unprecedented short-term moves and volatility in the equity market remains elevated. While these events do not alter our longer-term outlook for KMF’s portfolio (which is positive), we have taken a more defensive stance in light of this market backdrop.

Energy costs and access to supply play a prominent role in current market conditions, with a renewed appreciation for the importance of traditional hydrocarbons in our energy systems. In the U.S. and around the globe, we are seeing a push to invest in technologies to reduce carbon emissions from traditional energy sources as well as accelerating investments in renewable energy projects — trends that are all consistent with KMF’s focus on investments in NextGen Companies.(1) These developments also highlight the importance of the energy infrastructure sector and its critical role in our economy and day-to-day lives. In North America, our vast network of infrastructure assets is the critical link in providing low-cost, abundant, and secure sources of energy throughout the economy. Many of these assets are operated by KMF’s Midstream and Natural Gas & LNG Infrastructure portfolio companies.

In this letter, we discuss the energy infrastructure markets, KMF’s portfolio positioning, and the Fund’s quarterly performance. In summary:

•   While KMF’s Net Asset Return for the quarter was negative 1.5%, KMF significantly outperformed its benchmark return of negative 4.2% and the S&P 500 return of negative 3.9%;(2)(3)(4)

•   Maintained conservative leverage levels with ample downside cushion;(5) and

•   Announced a quarterly distribution of $0.16 per share.

Market Conditions

The S&P 500 declined 3.9% during KMF’s fiscal third quarter (ended August 31st) and was down 12.4% during the first nine months of fiscal 2022. Volatility remained high as the market continued to assess the trajectory of future interest rates, the likely duration of “elevated” rates, and the potential for a global recession. The prospect of a prolonged economic downturn remains front of mind for investors. We continue to expect above-average volatility in the equity markets and have positioned our portfolios and leverage levels accordingly.

The prevailing U.S. yield curve inversion (the spread of the 2-year Treasury yield over the 10-year yield) — generally considered to be one of the most reliable predictors of recession — now exceeds levels seen in early 2007, which preceded the Global Financial Crisis. Yields on the 10-year U.S. Treasury bond continued their upward march, ending the quarter at 3.1% (more than double the yield at the start of fiscal 2022) and briefly exceeded 4.0% during September.

Energy commodity prices turned in a mixed performance during the quarter. WTI crude oil prices declined 21% to $90 per barrel as the unprecedented release of oil from our Strategic Petroleum Reserve helped improve the supply/demand balance and moderate prices. Offsetting our government’s actions, OPEC+ announced a largely symbolic 100,000 barrels/day supply cut in September, signaling a desire to keep crude oil prices near current levels. Iranian deal talks also continued to ebb and flow, with the prospects

____________

Endnotes can be found on page 5.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
LETTER TO STOCKHOLDERS

of an agreement looking less likely. In the near term, the oil market may continue to be pressured by the specter of global recession and a weaker economic outlook, particularly in the EU and China. Longer term, we believe moderate U.S. supply growth, steady global demand growth, cost inflation, under-investment, and limited global spare capacity, could support oil prices above “mid-cycle” levels for the next few years.

The narrative around natural gas and liquified natural gas (LNG) prices has evolved in recent months from economic talking points to preventing a potential humanitarian crisis. Europe’s demand for LNG has driven U.S. natural gas prices to their highest sustained level since 2008, with Henry Hub ending the quarter at $8.93 per million British thermal units (MMBtu) after averaging $7.97/MMBtu during the quarter. The domestic knock-on effects of this increase are not insignificant; the U.S. household electricity price index increased 16% year-over-year in August, the largest annual increase since 1981.(6) While painful, this pales in comparison to the plight of European consumers, who were forced to pay more than $1,000 per barrel of oil equivalent for power at certain points during the third quarter. Russia continues to weaponize its gas flows — with recent actions causing market participants to question if those volumes will ever return. The European market remains fundamentally short gas and power, and everything from demand rationing, price caps, consumer subsidies, windfall profit taxes, and even restarting decommissioned thermal generation are on the table in many jurisdictions. The U.S. continues to export LNG at full capacity, and new contracting momentum is accelerating as the world scrambles to procure reliable gas supply. Unfortunately, incremental U.S. LNG exports are not a near-term solution for Europe’s energy woes, and we expect a challenging winter lies ahead for EU economies.

Domestically, the Inflation Reduction Act (IRA) was signed into law on August 16th, providing powerful incentives to accelerate all aspects of the Energy Transition and constituting the most impactful piece of legislation for our sector in recent memory. This act includes a host of new energy tax credits, a corporate minimum tax, and methane emissions reduction initiatives. Investment tax credit (ITC) and production tax credit (PTC) extensions until at least 2032 are a significant win for wind and solar developers, and new long-term subsidies for renewable natural gas, carbon capture and sequestration, hydrogen and biofuels should accelerate the development of new energy infrastructure subsectors. In our view, this broadly supportive outcome reflects the growing awareness that affordable traditional energy sources will continue to be a vital, long-term component of the global energy equation. Looking at the IRA in its totality, the bill is an overwhelming positive for operators and long-term investors in the energy infrastructure sector, and we expect it to drive incremental investor interest in companies throughout KMF’s portfolio.

Portfolio and Performance

Returns across KMF’s three energy infrastructure sectors — midstream, U.S. utilities, and renewable infrastructure — were mixed during the third fiscal quarter of 2022.

•   Midstream energy, our largest sector, outperformed the broader market with the Alerian Midstream Energy Index (AMNA) down 3.6%, beating the S&P 500 by approximately 30 basis points (bps).

•   U.S. utilities were up for the quarter, with the Utilities Select Sector SPDR Fund (XLU) returning 0.8% — its third consecutive quarter of outperformance vs. the S&P 500.

•   Renewable infrastructure returns were negative 7.3%, largely attributable to the headwinds in Europe, as mentioned earlier.(7)

____________

Endnotes can be found on page 5.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
LETTER TO STOCKHOLDERS

These quarterly results mask large market swings during the quarter, including a steep decline during June through early July and subsequent recovery. Over 20 trading days (from June 7th through July 6th), the AMNA, XLU and renewable infrastructure composite declined 18.6%, 5.9%, and 9.8%, respectively. KMF’s diversified portfolio and conservative leverage gave us the flexibility to withstand this downturn.

At the end of our third fiscal quarter, KMF’s combined investments in NextGen companies, which includes substantially all of our investments in the renewable infrastructure, U.S. utilities, and natural gas & LNG infrastructure sectors, represented approximately 60% of the total portfolio. As shown below, KMF’s sector allocations remain skewed toward midstream (including traditional midstream and natural gas & LNG infrastructure) compared to the weightings that make up KMF’s Composite Energy Infrastructure benchmark. As a reminder, the benchmark is a blend of midstream, U.S. utilities, and renewable infrastructure sectors, as measured by the AMNA, XLU, and our renewable infrastructure composite, respectively.(8,9)

KMF’s NAV Return of negative 1.5% was approximately 270 bps better than the benchmark return of negative 4.2%, primarily due to KMF’s sector holdings’ outperformance vs. their corresponding renewable infrastructure and midstream benchmarks (1090 bps and 80 bps of outperformance, respectively). KMF’s Market Return was negative 0.4% for the quarter, or approximately 110 bps higher than NAV Return.(10)

Taking a longer view, the AMNA returned 85% over the last 24 months (September 2020 to August 2022), which is approximately 6,900 bps greater than the S&P 500’s return of 16% over the same time period. U.S. utilities returned 33% over this period, and renewable infrastructure was roughly flat. As evidenced by this quarter’s relative performance, KMF’s portfolio diversification can reduce overall risk without unduly sacrificing returns, with the majority of the portfolio providing investors exposure to the Energy Transition.

Distribution

The Fund declared a quarterly distribution of $0.16 per share in September.(11) Based on our current outlook, we believe this distribution level is sustainable and consistent with our distribution policy, which considers net distributable income as well as realized and unrealized gains from KMF’s portfolio investments. While we are cognizant of the heightened risks in broader markets, we remain optimistic about the long-term outlook for energy infrastructure, particularly for NextGen Companies, as the Energy Transition accelerates.

____________

Endnotes can be found on page 5.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
LETTER TO STOCKHOLDERS

We encourage investors to visit our website at kaynefunds.com for more information about the Fund, including the podcasts posted on the “Insights” page that discuss performance and key industry trends. For more details on KMF’s performance, please refer to our website’s “Quarterly Performance” section at kaynefunds.com/kmf. We appreciate your investment in KMF and look forward to providing future updates.

KA Fund Advisors, LLC

____________

(1)    We consider NextGen Companies to be energy companies and infrastructure companies that are meaningfully participating in, or benefitting from, the Energy Transition. For these purposes, we include renewable infrastructure companies, natural gas & LNG infrastructure companies, and certain utility companies.

(2)    Net Asset Return is defined as the change in net asset value per share plus cash distributions paid during the period (assuming reinvestment through our dividend reinvestment plan).

(3)    See footnote (8) for information on KMF’s Composite Energy Infrastructure benchmark.

(4)    Performance metrics in this letter represent total returns unless specifically noted otherwise.

(5)    Downside cushion reflects the decrease in total asset value that could be sustained while maintaining compliance with 1940 Act leverage levels and KMF’s financial covenants.

(6)    Source: U.S. Bureau of Labor Statistics.

(7)    Based on a composite total return for 37 domestic and international renewable infrastructure and utility companies (calculated on a market-cap weighted basis with individual constituents capped at a 10% weighting).

(8)    The sub-sector allocations for KMF’s Composite Energy Infrastructure benchmark were established by Kayne Anderson at the beginning of fiscal 2022 and are expected to change on an annual basis based on the estimated sub-sector allocations of the Fund’s assets during that year. The benchmark for the midstream sector is the Alerian Midstream Energy Index (AMNA). The benchmark for the U.S. utilities sector is the Utilities Select Sector SPDR Fund (XLU), which is an ETF linked to the Utilities Select Sector Index (IXU), a subset of the S&P 500. The benchmark for the renewable infrastructure sector is the composite total return defined in footnote (7).

(9)    U.S. utilities includes Capital Power Corporation (CPX CN) and TransAlta Corporation (TA CN); excludes Algonquin Power & Utilities Corp. convertible preferred units (AQNU), EDP-Energias de Portugal SA (EDP PL), Enel S.p.A. (ENEL IM), Public Power Corporation (PPC GA), and SSE PLC (SSE LN), which are reclassified as renewable infrastructure.

(10)  Market return is defined as the change in share price plus cash distributions paid during the period (assuming reinvestment through our dividend reinvestment plan).

(11)  Distribution paid October 7, 2022.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
MANAGEMENT DISCUSSION
(UNAUDITED)

Fund Overview

Kayne Anderson NextGen Energy & Infrastructure, Inc. (the “Fund” or “KMF”) is a non-diversified, closed-end fund that commenced operations in November 2010. Our investment objective is to provide a high level of total return with an emphasis on making cash distributions to our stockholders. We seek to achieve that investment objective by investing at least 80% of our total assets in the securities of Energy Companies and Infrastructure Companies. We expect to invest the majority of our assets in securities of “NextGen” companies which we define as Energy Companies and Infrastructure Companies that are meaningfully participating in, or benefitting from, the Energy Transition. Please see the Glossary of Key Terms for a description of these investment categories and for the meaning of capitalized terms not otherwise defined herein.

As of August 31, 2022, we had total assets of $652 million, net assets applicable to our common stockholders of $479 million (net asset value of $10.15 per share), and 47.2 million shares of common stock outstanding. As of August 31, 2022, we held $639 million in equity investments and $6 million in debt investments.

Our Top Ten Portfolio Investments(1)

Listed below are our top ten portfolio investments by issuer as of August 31, 2022.

Holding	Category(2)	Amount ($ in millions)	Percent of Long-Term Investments
1. Enterprise Products Partners L.P.(3)	Midstream Company	$ 42.7	6.6%
2. Targa Resources Corp.	Midstream Company	41.8	6.5
3. Cheniere Energy, Inc.	Natural Gas & LNG Infrastructure Company	41.4	6.4
4. The Williams Companies, Inc.	Natural Gas & LNG Infrastructure Company	36.6	5.7
5. Energy Transfer LP	Midstream Company	31.0	4.8
6. MPLX LP	Midstream Company	29.0	4.5
7. Plains GP Holdings, L.P.(4)	Midstream Company	27.5	4.3
8. Brookfield Renewable Partners L.P.(5)	Renewable Infrastructure Company	24.3	3.8
9. DT Midstream, Inc.	Natural Gas & LNG Infrastructure Company	22.2	3.4
10. TC Energy Corporation	Natural Gas & LNG Infrastructure Company	21.9	3.4
		$318.4	49.4%

____________

(1)     Includes ownership of equity and debt investments.

(2)     See Glossary of Key Terms for definitions.

(3)     Includes ownership of common and preferred units.

(4)     Includes ownership of Plains GP Holdings, L.P. (“PAGP”), Plains AAP, L.P. (“PAGP-AAP”) and Plains All American Pipeline, L.P. (“PAA”).

(5)     Includes ownership of Brookfield Renewable Partners, L.P. (“BEP”) and Brookfield Renewable Corporation (“BEPC”).

Results of Operations — For the Three Months Ended August 31, 2022

Investment Income.    Investment income totaled $2.4 million for the quarter. We received $7.2 million of dividends and distributions, of which $4.8 million was treated as return of capital and $0.1 million was treated as distributions in excess of cost basis. Return of capital was increased by $0.6 million during the quarter due to 2021 tax reporting information that we received in fiscal 2022. Interest income was $0.1 million.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
MANAGEMENT DISCUSSION
(UNAUDITED)

Operating Expenses.    Operating expenses totaled $4.0 million, including $2.0 million of investment management fees, $1.2 million of interest expense, $0.4 million of preferred stock distributions and $0.4 million of other operating expenses.

Net Investment Loss.    Our net investment loss totaled $1.6 million.

Net Realized Gains.    We had net realized gains of $5.5 million.

Net Change in Unrealized Gains.    We had a net decrease in unrealized gains of $14.2 million, which includes $3.1 million of unrealized gains on forward currency contracts.

Net Decrease in Net Assets Resulting from Operations.    As a result of the above, we had a net decrease in net assets resulting from operations of $10.3 million.

Distributions to Common Stockholders

On September 22, 2022, KMF declared a quarterly distribution of $0.16 per common share for the third quarter, which was paid on October 7, 2022. Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants on our debt agreements and terms of our preferred stock.

The Board of Directors considers several items in setting our distributions to common stockholders including net distributable income as defined below, realized and unrealized gains and expected returns for portfolio investments. For instance, we expect earnings growth and/or excess free cash flows generated by our holdings will enhance shareholder value and, in turn, result in appreciation in our portfolio investments. Taking this into consideration when setting our distribution gives us an effective way to pass along these benefits to our stockholders.

Net distributable income (“NDI”) is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the Reconciliation of NDI to GAAP section below for a reconciliation of this measure to our results reported under GAAP.

For the purposes of calculating NDI, income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends received (i.e., stock dividends), (c) interest income from debt securities and commitment fees from private investments in public equity (“PIPE investments”) and (d) net premiums received from the sale of covered calls.

For the purposes of calculating NDI, operating expenses include (a) investment management fees paid to our investment adviser, (b) other expenses (mostly comprised of fees paid to other service providers), (c) accrual for estimated excise taxes (if any) and (d) interest expense and preferred stock distributions.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
MANAGEMENT DISCUSSION
(UNAUDITED)

Net Distributable Income (NDI)

(amounts in millions, except for per share amounts)

Three Months Ended August 31, 2022
Distributions and Other Income from Investments
Dividends and Distributions	$7.2
Interest Income	0.1
Net Premiums Received from Call Options Written	0.1
Total Distributions and Other Income from Investment	7.4
Expenses
Investment Management Fee	(2.0)
Other Expenses	(0.4)
Interest Expense	(1.2)
Preferred Stock Distributions	(0.4)
Net Distributable Income (NDI)	$3.4
Weighted Shares Outstanding	47.2
NDI per Weighted Share Outstanding	$0.073

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•   A significant portion of the cash distributions received from our investments is characterized as return of capital. For GAAP purposes, return of capital distributions are excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•   GAAP recognizes distributions received from our investments that exceed the cost basis of our securities to be realized gains and are therefore excluded from investment income, whereas the NDI calculation includes these distributions.

•   We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the call premium that we received, thereby generating a profit. The premium we receive from selling call options, less (i) the amount that we pay to repurchase such call option contracts and (ii) the amount by which the market price of an underlying security is above the strike price at the time a new call option is written (if any), is included in NDI. For GAAP purposes, premiums received from call option contracts sold are not included in investment income. See Note 2 — Significant Accounting Policies for a full discussion of the GAAP treatment of option contracts.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
MANAGEMENT DISCUSSION
(UNAUDITED)

Liquidity and Capital Resources

At August 31, 2022, we had total leverage outstanding of $172 million, which represented 26% of total assets. Our current policy is to utilize leverage in an amount that represents approximately 25% to 30% of our total assets. Total leverage was comprised of $80 million of senior unsecured notes (“Notes”), $50 million of borrowings outstanding under our unsecured revolving credit facility (the “Credit Facility”) and $42 million of mandatory redeemable preferred stock (“MRP Shares”). At such date, we had $2 million of cash. As of October 21, 2022, we had $11 million of borrowings outstanding under our Credit Facility and we had $4 million of cash.

Our Credit Facility has a total commitment of $50 million and matures on February 24, 2023. The interest rate on borrowings under the Credit Facility may vary between the secured overnight financing rate (“SOFR”) plus 1.40% and SOFR plus 2.25%, depending on our asset coverage ratios. We pay a fee of 0.20% per annum on any unused amounts of the Credit Facility.

Our unsecured revolving credit facility with Sumitomo Mitsui Banking Corporation (“Bank Facility”) has a total commitment of $20 million. The Bank Facility has a three-year term, maturing August 6, 2024. Borrowings under the Bank Facility will bear interest at a rate of 1-month LIBOR plus 1.35%. The Fund will pay a commitment fee of 0.20% per annum on any unused amounts of the Bank Facility. As of August 31, 2022, we did not have any borrowings under the Bank Facility.

At August 31, 2022, we had $80 million of Notes outstanding that mature between 2023 and 2025 and we had $42 million of MRP Shares outstanding that are subject to mandatory redemption in 2024 and 2026. We have $62 million of Notes that are scheduled to mature in fiscal 2023. We expect to refinance these maturities with borrowings under our Credit Facility and/or Bank Facility, or with cash on hand.

At August 31, 2022, our asset coverage ratios under the Investment Company Act of 1940, as amended (“1940 Act”), were 500% for debt and 379% for total leverage (debt plus preferred stock). We target asset coverage ratios that give us the ability to withstand declines in the market value of the securities we hold before breaching the financial covenants in our leverage. Generally, we target asset coverage ratios that provide approximately 30% to 40% of cushion relative to our financial covenants (i.e., market values could decline by approximately this amount before our asset coverage ratios would be equal to our financial covenants). Our leverage targets are dependent on market conditions as well as certain other factors and may vary from time to time.

As of August 31, 2022, our total leverage consisted 59% of fixed rate obligations and 41% of floating rate obligations. At such date, the weighted average interest/dividend rate on our total leverage was 3.58%.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
SCHEDULE OF INVESTMENTS
AUGUST 31, 2022
(amounts in 000’s, except number of option contracts)
(UNAUDITED)

Description	No. of Shares/Units	Value
Long-Term Investments — 134.7%
Equity Investments(1) — 133.4%
Midstream Company(2) — 48.5%
Aris Water Solutions, Inc.	140	$2,371
Enbridge Inc.(3)	393	16,210
Energy Transfer LP(4)	2,632	30,817
Enterprise Products Partners L.P.(4)	940	24,728
Enterprise Products Partners L.P. — Convertible Preferred Units(4)(5)(6)(7)	18	17,973
Magellan Midstream Partners, L.P.(4)	59	3,057
MPLX LP(4)	891	29,048
ONEOK, Inc.	269	16,488
Pembina Pipeline Corporation(3)	495	17,490
Plains GP Holdings, L.P.(8)(9)	1,591	19,062
Plains GP Holdings, L.P. — Plains AAP, L.P.(5)(8)(9)(10)	690	8,261
Targa Resources Corp.(11)	613	41,813
Western Midstream Partners, LP(4)	182	5,115
		232,433
Natural Gas & LNG Infrastructure Company(2)(12) — 33.0%
Cheniere Energy, Inc.(11)	259	41,439
Cheniere Energy Partners, L.P.(4)	160	8,197
DT Midstream, Inc.	402	22,167
Kinder Morgan, Inc.	1,143	20,946
Streamline Innovations Holdings, Inc. — Series C Preferred Shares(5)(6)(9)(13)(14)	1,375	6,875
TC Energy Corporation(3)	455	21,911
The Williams Companies, Inc.	1,068	36,358
		157,893
Renewable Infrastructure Company(2)(12) — 25.1%
Atlantica Sustainable Infrastructure plc(3)	491	16,403
Brookfield Renewable Corporation — Class A(3)(8)	202	7,739
Brookfield Renewable Partners L.P.(3)(8)	445	16,545
Clearway Energy, Inc. — Class A	231	7,951
Clearway Energy, Inc. — Class C	137	5,086
Corporacion Acciona Energias Renovables, S.A.(3)	175	7,262
Enviva Inc.	154	10,715
Innergex Renewable Energy Inc.(3)	544	8,223
NextEra Energy Partners, LP	238	19,529
Northland Power Inc.(3)	308	10,536

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
SCHEDULE OF INVESTMENTS
AUGUST 31, 2022
(amounts in 000’s, except number of option contracts)
(UNAUDITED)

Description	No. of Shares/Units	Value
Renewable Infrastructure Company (continued)
Orsted A/S(3)	32	$3,084
Polaris Renewable Energy Inc.(3)	63	920
Terna Energy S.A.(3)	309	5,510
TransAlta Renewables Inc.(3)	56	743
		120,246
Utility Company(2) — 21.9%
Algonquin Power & Utilities Corp. — Convertible Preferred Units(3)(12)(15)	93	4,146
American Electric Power Company, Inc.	22	2,174
Capital Power Corporation(3)(12)	33	1,265
Dominion Energy, Inc.(12)	147	12,041
Duke Energy Corporation(12)	120	12,797
EDP — Energias de Portugal, S.A.(3)(12)	982	4,689
Enel S.p.A.(3)(12)	489	2,294
Evergy, Inc.(12)	56	3,865
Eversource Energy	98	8,745
NextEra Energy, Inc.(12)	125	10,607
NRG Energy, Inc.	33	1,375
Public Power Corporation S.A.(3)(12)(14)	712	3,722
Sempra Energy(11)(12)	84	13,858
SSE plc(3)(12)	60	1,151
The AES Corporation(12)	157	3,983
TransAlta Corporation(3)(12)	540	5,066
Xcel Energy Inc.(12)	173	12,845
		104,623
Other Energy Company(2) — 4.9%
Phillips 66	85	7,577
Shell plc — ADR(3)(16)	158	8,345
TotalEnergies SE — ADR(3)(16)	153	7,728
		23,650
Total Equity Investments (Cost — $522,551)		638,845

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
SCHEDULE OF INVESTMENTS
AUGUST 31, 2022
(amounts in 000’s, except number of option contracts)
(UNAUDITED)

Description	Interest Rate	Maturity Date	Principal Amount	Value
Debt Investments — 1.3%
Midstream Company(2) — 1.2%
Energy Transfer LP(4)	5.30%	4/15/47	$250	$220
EQM Midstream Partners, LP	7.50	6/1/30	333	329
EQM Midstream Partners, LP	6.50	7/15/48	6,000	5,091
Plains All American Pipeline, L.P.(4)(9)	4.90	2/15/45	250	203
				5,843
Natural Gas & LNG Infrastructure Company(2)(12) — 0.1%
Kinder Morgan, Inc.	5.55	6/1/45	250	244
The Williams Companies, Inc.	5.10	9/15/45	250	233
				477
Total Debt Investments (Cost — $6,966)				6,320
Total Long-Term Investments — 134.7% (Cost — $529,517)				645,165
Liabilities	Strike Price	Expiration Date	No. of Contracts	Notional Amount(17)
Call Option Contracts Written(14)
Midstream Company(2)
Targa Resources Corp.	$77.50	10/21/22	180	$1,228	(17)
Natural Gas & LNG Infrastructure Company(2)
Cheniere Energy, Inc.	200.00	10/21/22	120	1,922	(8)
Cheniere Energy, Inc.	210.00	10/21/22	120	1,922	(1)
					(9)
Utility Company(2)
Sempra Energy	175.00	10/21/22	120	1,980	(22)
Sempra Energy	180.00	10/21/22	120	1,980	(10)
					(32)
Total Call Option Contracts Written (Premiums Received — $107)					(58)

Debt					(130,091)
Mandatory Redeemable Preferred Stock at Liquidation Value					(41,491)
Other Assets in Excess of Other Liabilities					5,542
Net Assets Applicable to Common Stockholders					$479,067

____________

(1)    Unless otherwise noted, equity investments are common units/common shares.

(2)    Refer to the Glossary of Key Terms for definitions.

(3)    Foreign security.

(4)    Securities are treated as a qualified publicly-traded partnership for regulated investment company (“RIC”) qualification purposes. To qualify as a RIC for tax purposes, the Fund may directly invest up to 25% of its total assets in equity and debt securities of entities treated as qualified publicly-traded partnerships. The Fund had 18.3% of its total assets invested in qualified publicly-traded partnerships at August 31, 2022. It is the Fund’s intention to be treated as a RIC for tax purposes.

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
SCHEDULE OF INVESTMENTS
AUGUST 31, 2022
(amounts in 000’s, except number of option contracts)
(UNAUDITED)

(5)    The Fund’s ability to sell this security is subject to certain legal or contractual restrictions. As of August 31, 2022, the aggregate value of restricted securities held by the Fund was $33,109 (5.1% of total assets), which included $8,261 of Level 2 securities and $24,848 of Level 3 securities. See Note 7 — Restricted Securities.

(6)    Fair valued on a recurring basis using significant unobservable inputs (Level 3). See Notes 2 and 3 in Notes to Financial Statements.

(7)    Enterprise Products Partners L.P. (“EPD”) Series A Cumulative Convertible Preferred Units (“EPD Convertible Preferred Units”) are senior to the common units in terms of liquidation preference and priority of distributions, and pay a distribution of 7.25% per annum. The EPD Convertible Preferred Units are convertible into EPD common units at any time after September 29, 2025 at the liquidation preference amount divided by 92.5% of the 5-day volume weighted average price of EPD’s common units at such time.

(8)    This company is structured like an MLP, but is not treated as a qualified publicly-traded partnership for RIC qualification purposes.

(9)    The Fund believes that it is an affiliate of Plains AAP, L.P. (“PAGP-AAP”), Plains All American Pipeline, L.P. (“PAA”), Plains GP Holdings, L.P. (“PAGP”) and Streamline Innovations Holdings, Inc. (“Streamline”). See Note 5 — Agreements and Affiliations.

(10)  The Fund’s ownership of PAGP-AAP is exchangeable on a one-for-one basis into either PAGP shares or PAA units at the Fund’s option. The Fund values its PAGP-AAP investment on an “as exchanged” basis based on the higher public market value of either PAGP or PAA. As of August 31, 2022, the Fund’s PAGP-AAP investment is valued at PAGP’s closing price. See Note 7 — Restricted Securities.

(11)  Security or a portion thereof is segregated as collateral on option contracts written.

(12)  For the purposes of the Fund’s investment policies, it considers NextGen Companies to be Energy Companies and Infrastructure Companies that are meaningfully participating in, or benefitting from, the Energy Transition. For these purposes, the Fund includes Renewable Infrastructure Companies, Natural Gas & LNG Infrastructure Companies and certain Utility Companies as NextGen Companies.

(13)  Streamline is a privately-held company. Streamline Series C Preferred Shares are convertible into common equity at any time at the Fund’s option and are senior to common equity and Series A and Series B preferred shares in terms of liquidation preference and priority of distributions. Streamline Series C Preferred Shares are entitled to receive a quarterly dividend beginning in March 31, 2025, at an annual rate of 12.0%, which rate shall increase 2.0% each year thereafter to a maximum rate of 18.0%. Streamline Series C Preferred Shares are redeemable by Streamline at any time after March 31, 2025, at a price sufficient for the Fund to achieve a 20.0% internal rate of return on its investment.

(14)  Security is non-income producing.

(15)  Algonquin Power & Utilities Corp. Convertible Preferred Units (“AQNU”) consist of a 1/20, or 5%, undivided beneficial interest in a $1,000 principal amount remarketable senior note of Algonquin Power & Utilities Corp. (“AQN”) due June 15, 2026, and a contract to purchase AQN common shares on June 15, 2024 based on a reference price determined by the volume-weighted average AQN common share price over the preceding 20 day trading period. AQNU pays quarterly distributions at a rate of 7.75% per annum.

(16)  ADR — American Depositary Receipt.

(17)  The notional amount of call option contracts written is the product of (a) the number of contracts written, (b) 100 (each contract entitles the option holder to 100 units/shares) and (c) the market price of the underlying security as of August 31, 2022.

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
SCHEDULE OF INVESTMENTS
AUGUST 31, 2022
(amounts in 000’s, except number of option contracts)
(UNAUDITED)

At August 31, 2022, the Fund’s geographic allocation was as follows:

Geographic Location	% of Long-Term Investments
United States	73.5%
Canada	17.2%
Europe/U.K.	9.3%

Schedule of Outstanding Forward Currency Contracts

Settlement Date(1)	Currency to be delivered		Value (USD)	Currency to be received		Value (USD)	Unrealized Appreciation (Depreciation)(2)
11/30/2022	25,405	EUR	$25,678	27,424	USD	$27,424	$1,746
11/30/2022	28,715	CAD	21,861	22,514	USD	22,514	653
11/30/2022	2,265	GBP	2,635	2,865	USD	2,865	230
11/30/2022	22,419	DKK	3,048	3,265	USD	3,265	217
11/30/2022	1,571	USD	1,571	1,317	GBP	1,532	(39)
11/30/2022	5,521	USD	5,521	5,401	EUR	5,460	(61)
Total Forward Currency Contracts			$60,314			$63,060	$2,746

CAD — Canadian Dollar

DKK — Danish Krone

EUR — Euro

GBP — British Pound Sterling

USD — U.S. Dollar

____________

(1)    Bannockburn Global Forex, LLC is the counterparty for all outstanding forward currency contracts held by the Fund as of August 31, 2022.

(2)    Unrealized appreciation is a receivable and unrealized depreciation is a payable.

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 2022
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

ASSETS
Investments, at fair value:
Non-affiliated (Cost — $472,379)	$610,764
Affiliated (Cost — $57,138)	34,401
Cash	1,954
Deposits with brokers	356
Forward currency contracts	2,846
Dividends, distributions and interest receivable (Cost — $1,752)	1,743
Deferred credit facility offering costs and other assets	348
Total Assets	652,412

LIABILITIES
Investment management fee payable	691
Accrued directors’ fees	74
Call option contracts written (Premiums received — $107)	58
Forward currency contracts	100
Accrued expenses and other liabilities	1,517
Credit facility	50,000
Notes	80,091
Unamortized notes issuance costs	(130)
Mandatory redeemable preferred stock, $25.00 liquidation value per share (1,659,657 shares issued and outstanding)	41,491
Unamortized mandatory redeemable preferred stock issuance costs	(547)
Total Liabilities	173,345
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$479,067

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (47,197,462 shares issued and outstanding,198,340,343 shares authorized)	$47
Paid-in capital	794,639
Total distributable earnings (loss)	(315,619)
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$479,067
NET ASSET VALUE PER COMMON SHARE	$10.15

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
STATEMENT OF OPERATIONS
(amounts in 000’s)
(UNAUDITED)

	For the Three Months Ended August 31, 2022	For the Nine Months Ended August 31, 2022
INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$6,793	$20,317
Affiliated investments	398	1,087
Total dividends and distributions (after foreign taxes withheld of $250 and $800, respectively)	7,191	21,404
Return of capital	(4,790)	(11,208)
Distributions in excess of cost basis	(124)	(370)
Net dividends and distributions	2,277	9,826
Interest income
Non-affiliated investments	115	320
Affiliated investments	3	4
Total Investment Income	2,395	10,150
Expenses
Investment management fees	2,012	5,884
Professional fees	105	311
Directors’ fees	74	236
Administration fees	51	171
Insurance	49	138
Reports to stockholders	25	84
Custodian fees	17	47
Other expenses	29	125
Total Expenses — before interest expense and preferred distributions	2,362	6,996
Interest expense including amortization of offering costs	1,225	3,280
Distributions on mandatory redeemable preferred stock including amortization of offering costs	377	1,004
Total Expenses	3,964	11,280
Net Investment Loss	(1,569)	(1,130)
REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains (Losses)
Investments — non-affiliated	5,519	10,390
Forward currency contracts	—	1,888
Foreign currency transactions	6	(68)
Options	—	86
Net Realized Gains	5,525	12,296
Net Change in Unrealized Gains (Losses)
Investments — non-affiliated	(17,625)	67,386
Investments — affiliated	306	4,201
Forward currency contracts	3,071	3,144
Foreign currency translations	(20)	(12)
Options	49	49
Net Change in Unrealized Gains (Losses)	(14,219)	74,768
Net Realized and Unrealized Gains (Losses)	(8,694)	87,064
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$(10,263)	$85,934

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
(amounts in 000’s)

	For the Nine Months Ended August 31, 2022 (Unaudited)		For the Fiscal Year Ended November 30, 2021
OPERATIONS
Net investment loss(1)	$(1,130)		$(829)
Net realized gains	12,296		22,274
Net change in unrealized gains	74,768		83,883
Net Increase in Net Assets Resulting from Operations	85,934		105,328

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS(1)
Dividends	(21,711	)(2)	(144)
Distributions — return of capital	—	(2)	(21,567)
Dividends and Distributions to Common Stockholders	(21,711)		(21,711)
Total Increase in Net Assets Applicable to Common Stockholders	64,223		83,617
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
Beginning of period	414,844		331,227
End of period	$479,067		$414,844

____________

(1)    Distributions on the Fund’s mandatory redeemable preferred stock (“MRP Shares”) are treated as an operating expense under GAAP and are included in the calculation of net investment loss. See Note 2 — Significant Accounting Policies.

(2)    Distributions paid to common stockholders for the nine months ended August 31, 2022 are characterized as dividend income (a portion of which may be eligible to be treated as qualified dividend income) until after the end of the fiscal year when the Fund can determine its earnings and profits for the full fiscal year, which include gains and losses on the sale of securities for the remainder of the fiscal year. The final tax character may differ substantially from this preliminary information.

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
STATEMENT OF CASH FLOWS
FOR THE NINE MONTHS ENDED AUGUST 31, 2022
(amounts in 000’s)
(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$85,934
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Return of capital distributions	11,208
Distributions in excess of cost basis	370
Net realized gains (excluding foreign currency transactions)	(10,476)
Net change in unrealized gains (excluding foreign currency translations)	(71,636)
Net change in unrealized gains from forward currency contracts	(3,144)
Accretion of bond discounts, net	(3)
Purchase of long-term investments	(82,069)
Proceeds from sale of long-term investments	79,803
Amortization of deferred debt offering costs	324
Amortization of mandatory redeemable preferred stock offering costs	118
Increase in deposits with brokers	(88)
Increase in dividends, distributions and interest receivable	(417)
Decrease in other assets	94
Decrease in payable for securities purchased	(11)
Increase in investment management fee payable	88
Increase in premiums received on call option contracts written	107
Increase in accrued directors’ fees	18
Increase in accrued expenses and other liabilities	6
Net Cash Provided by Operating Activities	10,226
CASH FLOWS FROM FINANCING ACTIVITIES
Increase in borrowings under credit facility	17,000
Redemption of notes	(4,424)
Costs associated with renewal of credit facility	(286)
Cash distributions paid to common stockholders	(21,711)
Net Cash Used in Financing Activities	(9,421)
NET CHANGE IN CASH	805
CASH — BEGINNING OF PERIOD	1,149
CASH — END OF PERIOD	$1,954

____________

Supplemental disclosure of cash flow information:

During the nine months ended August 31, 2022, interest paid related to debt obligations was $3,027.

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

	For the Nine Months Ended August 31, 2022 (Unaudited)		For the Fiscal Year Ended November 30,
			2021	2020	2019
Per Share of Common Stock(1)
Net asset value, beginning of period	$8.79		$7.02	$11.31	$12.57
Net investment income (loss)(2)	(0.02)		(0.01)	(0.15)	(0.10)
Net realized and unrealized gains (losses)	1.84		2.24	(3.66)	(0.29)
Total income (loss) from operations	1.82		2.23	(3.81)	(0.39)
Common dividends — dividend income(3)	(0.46)		—	(0.47)	—
Common distributions — long-term capital gains(3)	—		—	—	—
Common distributions — return of capital(3)	—		(0.46)	(0.01)	(0.93)
Total dividends and distributions — common	(0.46)		(0.46)	(0.48)	(0.93)
Offering expenses associated with the issuance of common stock	—		—	—	—
Effect of shares issued in reinvestment of distributions	—		—	—	—
Effect of issuance of common stock	—		—	—	—
Effect of common stock repurchased	—		—	—	0.06
Net asset value, end of period	$10.15		$8.79	$7.02	$11.31
Market value per share of common stock, end of period	$8.40		$7.13	$5.25	$9.65
Total investment return based on common stock market value(4)	24.8	%(5)	45.1%	(41.0)%	(4.2)%
Total investment return based on net asset value(6)	22.3	%(5)	33.7%	(32.7)%	(2.1)%
Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$479,067		$414,844	$331,227	$533,957
Ratio of expenses to average net assets
Management fees(8)	1.7%		1.7%	1.9%	1.8%
Other expenses	0.3		0.4	0.4	0.3
Subtotal	2.0		2.1	2.3	2.1
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.3		1.3	3.2	1.9
Management fee waiver	—		—	—	—
Excise taxes	—		—	—	—
Total expenses	3.3%		3.4%	5.5%	4.0%
Ratio of net investment income (loss) to average net assets(2)	(0.3)%		(0.2)%	(2.0)%	(0.8)%
Net increase (decrease) in net assets applicable to common stockholders resulting from operations to average net assets	18.7	%(5)	26.8%	(50.7)%	(2.7)%
Portfolio turnover rate	12.9	%(5)	29.7%	51.8%	30.0%
Average net assets	$459,087		$392,637	$354,957	$604,030
Notes outstanding, end of period(9)	$80,091		$84,515	$84,515	$200,923
Credit facility outstanding, end of period(9)	$50,000		$33,000	$4,000	$—
Term loan outstanding, end of period(9)	$—		$—	$—	$—
Mandatory redeemable preferred stock, end of period(9)	$41,491		$41,491	$27,542	$75,000
Average shares of common stock outstanding	47,197,462		47,197,462	47,197,462	47,903,748
Asset coverage of total debt(10)	500.1%		488.3%	505.3%	403.1%
Asset coverage of total leverage (debt and preferred stock)(11)	379.2%		360.9%	385.4%	293.5%
Average amount of borrowings per share of common stock during the period(1)	$2.65		$2.40	$2.67	$4.25

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2018		2017	2016	2015
Per Share of Common Stock(1)
Net asset value, beginning of period	$14.15		$17.41	$17.56	$39.51
Net investment income (loss)(2)	(0.18)		0.14	(0.07)	0.30
Net realized and unrealized gains (losses)	(0.19)		(2.10)	1.43	(18.42)
Total income (loss) from operations	(0.37)		(1.96)	1.36	(18.12)
Common dividends — dividend income(3)	(0.10)		(0.03)	(1.50)	(1.68)
Common distributions — long-term capital gains(3)	—		—	—	(2.14)
Common distributions — return of capital(3)	(1.10)		(1.27)	—	—
Total dividends and distributions — common	(1.20)		(1.30)	(1.50)	(3.82	)(12)
Offering expenses associated with the issuance of common stock	(0.01	)(13)	—	—	—
Effect of shares issued in reinvestment of distributions	—		—	(0.01)	(0.01)
Effect of issuance of common stock	—		—	—	—
Effect of common stock repurchased	—		—	—	—
Net asset value, end of period	$12.57		$14.15	$17.41	$17.56
Market value per share of common stock, end of period	$10.96		$12.88	$15.33	$15.46
Total investment return based on common stock market value(4)	(6.7)%		(8.7)%	12.7%	(50.2)%
Total investment return based on net asset value(6)	(2.6)%		(11.7)%	12.7%	(48.7)%
Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$614,603		$311,843	$383,557	$380,478
Ratio of expenses to average net assets
Management fees(8)	1.8%		1.7%	1.8%	1.9%
Other expenses	0.4		0.4	0.5	0.2
Subtotal	2.2		2.1	2.3	2.1
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.8		1.7	3.8	2.5
Management fee waiver	—		—	—	—
Excise taxes	—		—	—	0.4
Total expenses	4.0%		3.8%	6.1%	5.0%
Ratio of net investment income (loss) to average net assets(2)	(1.1)%		0.9%	(0.5)%	1.0%
Net increase (decrease) in net assets applicable to common stockholders resulting from operations to average net assets	(16.1)%		(11.9)%	10.3%	(58.3)%
Portfolio turnover rate	21.9%		25.5%	48.2%	45.3%
Average net assets	$420,605		$360,869	$314,015	$672,534
Notes outstanding, end of period(9)	$200,923		$91,000	$91,000	$185,000
Credit facility outstanding, end of period(9)	$24,000		$—	$—	$—
Term loan outstanding, end of period(9)	$—		$—	$27,000	$—
Mandatory redeemable preferred stock, end of period(9)	$75,000		$35,000	$35,000	$70,000
Average shares of common stock outstanding	30,639,065		22,034,170	21,975,582	21,657,943
Asset coverage of total debt(10)	406.6%		481.1%	454.7%	343.5%
Asset coverage of total leverage (debt and preferred stock)(11)	304.9%		347.5%	350.7%	249.2%
Average amount of borrowings per share of common stock during the period(1)	$4.39		$5.16	$4.86	$11.16

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2014	2013	2012
Per Share of Common Stock(1)
Net asset value, beginning of period	$35.75	$29.01	$25.94
Net investment income (loss)(2)	(0.01)	(0.06)	0.17
Net realized and unrealized gains (losses)	5.61	8.61	4.64
Total income (loss) from operations	5.60	8.55	4.81
Common dividends — dividend income(3)	(1.57)	(1.15)	(1.30)
Common distributions — long-term capital gains(3)	(0.34)	(0.66)	(0.41)
Common distributions — return of capital(3)	—	—	—
Total dividends and distributions — common	(1.91)	(1.81)	(1.71)
Offering expenses associated with the issuance of common stock	—	—	—
Effect of shares issued in reinvestment of distributions	(0.02)	—	(0.03)
Effect of issuance of common stock	—	—	—
Effect of common stock repurchased	0.09	—	—
Net asset value, end of period	$39.51	$35.75	$29.01
Market value per share of common stock, end of period	$35.82	$32.71	$28.04
Total investment return based on common stock market value(4)	15.3%	23.5%	33.3%
Total investment return based on net asset value(6)	16.4%	30.5%	19.4%
Supplemental Data and Ratios(7)
Net assets applicable to common stockholders, end of period	$854,257	$788,057	$635,226
Ratio of expenses to average net assets
Management fees(8)	1.7%	1.8%	1.7%
Other expenses	0.2	0.2	0.3
Subtotal	1.9	2.0	2.0
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.7	1.8	1.8
Management fee waiver	—	—	—
Excise taxes	—	0.1	—
Total expenses	3.6%	3.9%	3.8%
Ratio of net investment income (loss) to average net assets(2)	(0.0)%	(0.2)%	0.6%
Net increase (decrease) in net assets applicable to common stockholders resulting from operations to average net assets	14.0%	25.9%	16.8%
Portfolio turnover rate	45.3%	49.1%	67.6%
Average net assets	$887,585	$726,248	$620,902
Notes outstanding, end of period(9)	$235,000	$205,000	$165,000
Credit facility outstanding, end of period(9)	$—	$50,000	$48,000
Term loan outstanding, end of period(9)	$46,000	$—	$—
Mandatory redeemable preferred stock, end of period(9)	$105,000	$65,000	$65,000
Average shares of common stock outstanding	21,897,671	21,969,288	21,794,596
Asset coverage of total debt(10)	441.4%	434.5%	428.7%
Asset coverage of total leverage (debt and preferred stock)(11)	321.3%	346.3%	328.5%
Average amount of borrowings per share of common stock during the period(1)	$12.84	$10.51	$8.85

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

____________

(1)    Based on average shares of common stock outstanding.

(2)    Distributions on the Fund’s MRP Shares are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies.

(3)    The actual characterization of the distributions made during the nine months ended August 31, 2022, will not be determinable until after the end of the fiscal year when the Fund can determine its actual earnings and profits for the full fiscal year (which include gains and losses on the sale of securities for the remainder of the fiscal year) and may differ substantially from this preliminary information. The information presented for each of the other periods is a characterization of the total distributions paid to the common stockholders as either dividend income (a portion of which was eligible to be treated as qualified dividend income) or distributions (long-term capital gains or return of capital) and is based on the Fund’s earnings and profits.

(4)    Total investment return based on market value is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.

(5)    Not annualized.

(6)    Total investment return based on net asset value is calculated assuming a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.

(7)    Unless otherwise noted, ratios are annualized.

(8)    Ratio reflects total management fee before waiver, if any.

(9)    Principal/liquidation value.

(10)  Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes (principal value) or any other senior securities representing indebtedness and MRP Shares (liquidation value) divided by the aggregate amount of Notes and any other senior securities representing indebtedness. Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it incur additional indebtedness if at the time of such declaration or incurrence its asset coverage with respect to senior securities representing indebtedness would be less than 300%.

(11)  Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes (principal value), any other senior securities representing indebtedness and MRP Shares divided by the aggregate amount of Notes, any other senior securities representing indebtedness and MRP Shares (liquidation value). Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Fund, under the terms of its MRP Shares, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%.

(12)  Includes special distribution of $1.80 per share paid in July 2015.

(13)  Represents offering costs incurred in connection with the merger of Kayne Anderson Energy Total Return Fund, Inc. (“KYE”).

See accompanying notes to financial statements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

1.     Organization

Kayne Anderson NextGen Energy & Infrastructure, Inc. (the “Fund” or “KMF”) is a Maryland corporation and commenced operations on November 24, 2010. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end investment management company. The Fund’s investment objective is to provide a high level of return with an emphasis on making cash distributions to its stockholders. The Fund seeks to achieve that investment objective by investing at least 80% of its total assets in the securities of Energy Companies and Infrastructure Companies. The Fund expects to invest the majority of its assets in “NextGen” companies, defined as Energy Companies and Infrastructure Companies that are meaningfully participating in, or benefitting from, the Energy Transition. The Fund’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KMF.” For more information about the Fund’s investment objective, policies and principal risks, see Investment Objective, Policies and Risks in the Fund’s most recently filed annual report.

2.     Significant Accounting Policies

The following is a summary of the significant accounting policies that the Fund uses to prepare its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 — “Financial Services — Investment Companies.”

A. Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

C. Calculation of Net Asset Value — The Fund determines its net asset value on a daily basis and reports its net asset value on its website. Net asset value is computed by dividing the value of the Fund’s assets (including accrued interest and distributions), less all of its liabilities (including accrued expenses, distributions payable and any indebtedness) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.

D. Investment Valuation — Readily marketable portfolio securities listed on any exchange (including a foreign exchange) other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. The value of foreign securities traded outside of the Americas may be adjusted to reflect events occurring after a foreign exchange closes that may affect the value of the foreign security. In such cases, these foreign securities are valued by an independent pricing service and are categorized as Level 2 securities for purposes of the fair value hierarchy. See Note 3 — Fair Value.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the bid price provided by an independent pricing service or, if such prices are not available or in the judgment of KA Fund Advisors, LLC (“KAFA”) such prices are stale or do not represent fair value, by an independent broker. For debt securities that are considered bank loans, the fair market value is determined by using the bid price provided by the agent or syndicate bank or principal market maker. When price quotes for securities are not available, or such prices are stale or do not represent fair value in the judgment of KAFA, fair market value will be determined using the Fund’s valuation process for securities that are privately issued or otherwise restricted as to resale.

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

Forward currency contracts maturing in two or fewer days are valued at the spot rate. Forward currency contracts maturing in three days or more are valued at the midpoint prices using an “interpolation” methodology that incorporates foreign-exchange prices obtained from an approved pricing service for standard forward-settlement periods, such as one month, three months, six months and one year. These securities are categorized as a Level 2 security for purposes of the fair value hierarchy. See Note 3 — Fair Value.

The Fund may hold securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any security for which (a) reliable market quotations are not available in the judgment of KAFA, or (b) the independent pricing service or independent broker does not provide prices or provides a price that in the judgment of KAFA is stale or does not represent fair value, each shall be valued in a manner that most fairly reflects fair value of the security on the valuation date.

For the nine months ended August 31, 2022, unless otherwise determined by the Board of Directors, the following valuation process was used for such securities:

•   Investment Team Valuation.    The applicable investments were valued by senior professionals of KAFA who are responsible for the portfolio investments. The investments were valued monthly, with new investments valued at the time such investment was made.

•   Investment Team Valuation Documentation.    Preliminary valuation conclusions were determined by senior management of KAFA. Such valuations and supporting documentation were submitted to the Valuation Committee (a committee of the Fund’s Board of Directors) and the Board of Directors on a quarterly basis.

•   Valuation Committee.    The Valuation Committee met to consider the valuations submitted by KAFA at the end of each quarter. Between meetings of the Valuation Committee, a senior officer of KAFA was authorized to make valuation determinations. All valuation determinations of the Valuation Committee were subject to ratification by the Board of Directors at its next regular meeting.

•   Valuation Firm.    Quarterly, a third-party valuation firm engaged by the Board of Directors reviewed the valuation methodologies and calculations employed for these securities, unless the aggregate fair value of such security was less than 0.1% of total assets.

•   Board of Directors Determination.    The Board of Directors met quarterly to consider the valuations provided by KAFA and the Valuation Committee and ratify valuations for the applicable securities. The Board of Directors considered the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

As of August 31, 2022, the Fund held 5.2% of its net assets applicable to common stockholders (3.8% of total assets) in securities that were fair valued pursuant to the procedures adopted by the Board of Directors (Level 3 securities). The aggregate fair value of these securities at August 31, 2022, was $24,848. See Note 3 — Fair Value and Note 7 — Restricted Securities.

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act. Pursuant to Rule 2a-5 and effective September 1, 2022, the Board of Directors designated KAFA, the Fund’s investment adviser, as the “valuation designee” to perform fair value determinations of the Fund’s portfolio holdings, subject to oversight by and periodic reporting to the Board. The valuation designee will perform fair valuation of the Fund’s portfolio holdings in accordance with the Fund’s Valuation Program, as adopted by the Board. KAFA’s internal valuation process did not change as a result of Rule 2a-5, and it continues to receive a valuation report from a third-party firm for fair valued securities.

E. Derivative Financial Instruments — The Fund may utilize derivative financial instruments in its operations.

Interest rate swap contracts.    The Fund may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Fund’s leverage. Such interest rate swaps would principally be used to protect the Fund against higher costs on its leverage resulting from increases in interest rates. The Fund does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Fund may use for hedging purposes may expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Fund. In addition, if the counterparty to an interest rate swap defaults, the Fund would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements or termination payments are recorded as realized gains or losses in the Statement of Operations. The Fund generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. See Note 8 — Derivative Financial Instruments.

Option contracts.    The Fund is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Fund may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Fund would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchased call option. The Fund may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Fund.

The Fund may also write (sell) call options with the purpose of generating realized gains or reducing its ownership of certain securities. If the Fund writes a call option on a security, the Fund has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Fund will only write call options on securities that the Fund holds in its portfolio (i.e., covered calls).

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. If the Fund repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

Forward currency contracts.    The Fund is subject to foreign currency rate risk in the normal course of pursuing its investment objectives. The Fund utilizes forward contracts for foreign currency hedging purposes or volatility management purposes.

When entering into a forward currency contract, the Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed upon price on an agreed future date. These contracts are valued at each portfolio valuation date, and unrealized appreciation or depreciation is recorded as the difference between the contractual exchange rates and the forward exchange rates as of each valuation date applied to the notional amount of each contract. A realized gain or loss is recorded at the time the forward contract expires. The value of the forward currency contracts is included in the Statements of Assets and Liabilities. Realized gains and losses and change in unrealized appreciation and depreciation are included in the Statements of Operations. For details on valuation, see Note 2 — Significant Accounting Policies — Investment Valuation.

The Fund expects to hedge a significant portion of its foreign currency rate risk but may have forward currency contracts that exceed or are less than the amount of foreign currency risk on any given date. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the Fund’s investment securities. The use of forward currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it would also limit any potential gain that might result should the value of the currency increase instead of decrease. Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. These contracts may involve market risk in excess of the net receivable or payable reflected on the Statement of Assets and Liabilities. See Note 8 — Derivative Financial Instruments.

F. Security Transactions — Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are calculated using the specific identification cost basis method for GAAP purposes. For tax purposes, the Fund utilizes the average cost method to compute the adjusted tax cost basis of its PTP securities.

G. Return of Capital Estimates — Dividends and distributions received from the Fund’s investments generally are comprised of income and return of capital. At the time such dividends and distributions are received, the Fund estimates the amount of such payments that is considered investment income and the amount that is considered a return of capital. The Fund estimates the return of capital portion of dividends and distributions received from its investments based on historical information available and on other information provided by certain investments. Return of capital estimates are adjusted to actual in the subsequent fiscal year when final tax reporting information related to the Fund’s investments is received.

The return of capital portion of the distributions is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and net change in unrealized gains (losses). If the distributions received by the Fund exceed its cost basis (i.e., its cost basis has been reduced to zero), the distributions are treated as realized gains.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

The Fund includes all distributions received on its Statement of Operations and reduces its investment income by (i) the estimated return of capital and (ii) the distributions in excess of cost basis, if any. Distributions received that were in excess of cost basis were treated as realized gains.

In accordance with GAAP, the return of capital cost basis reductions for the Fund’s investments are limited to the total amount of the cash distributions received from such investments.

The following table sets forth the Fund’s estimated return of capital portion of the dividends and distributions received from its investments.

	For the Three Months Ended August 31, 2022	For the Nine Months Ended August 31, 2022
Dividends and distributions (before foreign taxes withheld of $250 and $800, respectively, and excluding distributions in excess of cost basis)	$7,317	$21,834
Dividends and distributions — % return of capital	65%	51%
Return of capital — attributable to net realized gains (losses)	$603	$603
Return of capital — attributable to net change in unrealized gains (losses)	4,187	10,605
Total return of capital	$4,790	$11,208

For the nine months ended August 31, 2022, the Fund estimated the return of capital portion of dividends and distributions received to be $10,578 (48%). During the third quarter of fiscal 2022, the Fund increased its return of capital estimate for the year by $630 due to 2021 tax reporting information received by the Fund in fiscal 2022. As a result, the return of capital percentage for the nine months ended August 31, 2022 was 51%. In addition, for the nine months ended August 31, 2022, the Fund estimated the cash distributions received that were in excess of cost basis to be $370.

H. Investment Income — The Fund records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with paid-in-kind interest, the Fund will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established.

Debt securities that the Fund holds may have been purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of a premium are based on the effective interest method. The amount of these non-cash adjustments can be found in the Fund’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security, which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Fund discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Fund may receive paid-in-kind and non-cash dividends and distributions in the form of additional units or shares from its investments. For paid-in-kind dividends, the additional units are not reflected in investment income during the period received, but are recorded as unrealized gains upon receipt.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

Non-cash distributions are reflected in investment income because the Fund has the option to receive its distribution in cash or in additional shares or units of the security. During the nine months ended August 31, 2022, the Fund did not receive any paid-in-kind dividends or non-cash distributions.

I. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to holders of MRP Shares are accrued on a daily basis. As required by the Distinguishing Liabilities from Equity topic of the FASB Accounting Standards Codification (ASC 480), the Fund includes the accrued distributions on its MRP Shares as an operating expense due to the fixed term of this obligation. For tax purposes the payments made to the holders of the Fund’s MRP Shares are treated as dividends or distributions.

The characterization of the distributions paid to holders of MRP Shares and common stock as either dividend income (eligible to be treated as qualified dividend income) or distributions (long-term capital gains or return of capital) is determined after the end of the fiscal year based on the Fund’s actual earnings and profits and may differ from preliminary estimates.

J. Partnership Accounting Policy — The Fund records its pro-rata share of the income (loss) to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

K. Taxes — It is the Fund’s intention to continue to be treated as and to qualify each year for special tax treatment afforded a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As long as the Fund meets certain requirements that govern its sources of income, diversification of assets and timely distribution of earnings to stockholders, the Fund will not be subject to U.S. federal income tax.

The Fund must pay distributions equal to 90% of its investment company taxable income (ordinary income and short-term capital gains) to qualify as a RIC and it must distribute all of its taxable income (ordinary income, short-term capital gains and long-term capital gains) to avoid federal income taxes. The Fund will be subject to federal income tax on any undistributed portion of income. For purposes of the distribution test, the Fund may elect to treat as paid on the last day of its taxable year all or part of any distributions that are declared after the end of its taxable year if such distributions are declared on or before the due date of its tax return, including any extensions (September 15th). See Note 6 — Taxes.

All RICs are subject to a non-deductible 4% excise tax on income that is not distributed on a timely basis in accordance with the calendar year distribution requirements. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for the calendar year, (ii) 98.2% of its net capital gains for the one-year period ending on November 30, the last day of our taxable year, and (iii) undistributed amounts from previous years on which the Fund paid no U.S. federal income tax. A distribution will be treated as paid during the calendar year if it is paid during the calendar year or declared by the Fund in October, November or December, payable to stockholders of record on a date during such months and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be deemed to be received by stockholders on December 31 of the year the distributions are declared, rather than when the distributions are actually received.

The Fund will be liable for the excise tax on the amount by which it does not meet the distribution requirement and will accrue an excise tax liability at the time that the liability is estimable and probable.

The Fund may be subject to withholding taxes on foreign-sourced income and accrues such taxes when the related income is earned.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

The Accounting for Uncertainty in Income Taxes Topic of the FASB Accounting Standards Codification (ASC 740) defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50% likely to be realized.

The Fund utilizes the average cost method to compute the adjusted tax cost basis of its PTP securities.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. Tax years subsequent to fiscal year 2018 remain open and subject to examination by federal and state tax authorities.

L. Short Sales — A short sale is a transaction in which the Fund sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

The Fund’s short sales, if any, are fully collateralized. The Fund is required to maintain assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Fund is liable for any interest, dividends or distributions paid on securities sold short.

The Fund may also sell short “against the box” (i.e., the Fund enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Fund enters into a short sale “against the box,” the Fund would segregate an equivalent amount of securities owned as collateral while the short sale is outstanding.

M. Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity and debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity and debt securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. dollar equivalent of such amounts on the payment date.

Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Fund’s books from the value of the assets and liabilities (other than investments) on the valuation date.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

N. Indemnifications — Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

O. Offering and Debt Issuance Costs — Offering costs incurred by the Fund related to the issuance of its common stock reduce additional paid-in-capital when the stock is issued. Costs incurred by the Fund related to the issuance of its debt (revolving credit facility, bank facility or notes) or its preferred stock are capitalized and amortized over the period the debt or preferred stock is outstanding.

The Fund has classified the costs incurred to issue its notes and preferred stock as a deduction from the carrying value on the Statement of Assets and Liabilities. For the purpose of calculating the Fund’s asset coverage ratios pursuant to the 1940 Act, deferred issuance costs are not deducted from the carrying value of debt or preferred stock.

3.     Fair Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (ASC 820) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820, the Fund has performed an analysis of all assets and liabilities measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Fund obtains from independent, third-party sources. Unobservable inputs are developed by the Fund based on its own assumptions of how market participants would value an asset or a liability.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•   Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Fund has access at the date of measurement.

•   Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•   Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

The following table presents the Fund’s assets and liabilities measured at fair value on a recurring basis at August 31, 2022, and the Fund presents these assets and liabilities by security type and description on its Schedule of Investments. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)		Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$638,845	$581,746	$32,251	(1)	$24,848
Debt investments	6,320	—	6,320		—
Forward currency contracts	2,846	—	2,846	(2)	—
Total assets at fair value	$648,011	$581,746	$41,417		$24,848
Liabilities at Fair Value
Forward currency contracts	$100	$—	$100	(2)	$—
Call options written	58	—	58		—
Total liabilities at fair value	$158	$—	$158		$—

____________

(1)    As of August 31, 2022, this amount represents (a) the value of the Fund’s foreign securities that were priced by an independent pricing service (see Note 2 — Significant Accounting Policies for the investment valuation of foreign securities) and (b) the value of the Fund’s investment in Plains AAP, L.P. (“PAGP-AAP”).

(2)    See Note 2 — Significant Accounting Policies for the valuation of forward currency contracts.

As of August 31, 2022, the Fund had Notes outstanding with aggregate principal amount of $80,091 and 1,659,657 shares of MRP Shares outstanding with a total liquidation value of $41,491. The Notes and MRP Shares were issued in private placements to institutional investors and are not listed on any exchange or automated quotation system. See Note 11 — Notes and Note 12 — Preferred Stock. As a result, the Fund categorizes the Notes and MRP Shares as Level 3 securities and determines the fair value of these instruments based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure.

The Fund records the Notes and MRP Shares on its Statement of Assets and Liabilities at principal amount or liquidation value. As of August 31, 2022, the estimated fair values of these leverage instruments are as follows.

Instrument	Principal Amount/ Liquidation Value	Fair Value
Notes	$80,091	$79,600
MRP Shares	$41,491	$39,700

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

The following tables present the Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three and nine months ended August 31, 2022.

Three Months Ended August 31, 2022	Equity
Balance — May 31, 2022	$18,481
Purchases	6,895
Sales	—
Transfers out to Level 1 and 2	—
Realized gains (losses)	—
Change in unrealized gains (losses), net	(528)
Balance — August 31, 2022	$24,848
Net change in unrealized gain (loss) of investments still held at August 31, 2022	$(528)
Nine Months Ended August 31, 2022	Equity Investments
Balance — November 30, 2021	$19,454
Purchases	6,895
Sales	—
Transfers out to Level 1 and 2	—
Realized gains (losses)	—
Change in unrealized gains (losses), net	(1,501)
Balance — August 31, 2022	$24,848
Net change in unrealized gain (loss) of investments still held at August 31, 2022	$(1,501)

The purchase of $6,895 relates to the Fund’s investment in Streamline Innovations Holdings, Inc. (“Streamline”) Series C Preferred Shares, that was made in the third quarter of fiscal 2022.

The $528 and $1,501 of unrealized losses for the three and nine months ended August 31, 2022, respectively, relates to investments that were held during the period. The Fund includes these unrealized gains and losses on the Statement of Operations — Net Change in Unrealized Gains (Losses).

Valuation Techniques and Unobservable Inputs

Unless otherwise determined by the Board of Directors, the Fund values its private investments in public equity (“PIPE”) investments that will become publicly-tradeable (e.g., through subsequent registration or expiration of a restriction on trading) based on the market value of the publicly-traded security less a discount. This discount is initially equal to the discount negotiated at the time the Fund agrees to a purchase price. To the extent that such securities become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

The Fund owns cumulative convertible preferred units of Enterprise Products Partners L.P. (“EPD”). The convertible preferred units will be convertible by the holders into common units at any time after September 29, 2025 at a conversion rate calculated as the Liquidation Preference divided by 92.5% of the 5-day volume weighted average price of EPD’s common units at the time of conversion. The convertible preferred units are redeemable at any time by EPD, at Redemption Prices ranging from 100% to 110% of Liquidation Preference based on the date of redemption. The convertible preferred units are senior to the underlying common units in terms of liquidation preference and priority of distributions. The Fund’s Board of Directors has determined that it is appropriate to value these convertible preferred units using a discounted cash flow analysis under two different scenarios and calculate a probability weighted

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

valuation based on these scenarios. Under the first scenario, the valuation assumes that the Fund holds the security until the fifth anniversary of the original issuance date (September 30, 2025) and assigns a 95% probability to this outcome. Under the second scenario, the valuation assumes the security is redeemed by EPD upon the next step-down in Redemption Price (September 30, 2022) and assigns a 5% probability to this outcome. To determine the appropriate discount rate for this analysis, the Fund estimates the credit spread for the convertible preferred units, which is based on (a) the credit spread of EPD’s unsecured notes with a focus on its notes maturing February 2026 and (b) the credit spread of publicly traded preferred securities of similar investment grade issuers in the energy industry over their publicly traded notes. The Fund’s ability to sell the preferred units prior to redemption is subject to certain restrictions. As such, the Fund applies a 5% illiquidity discount to be amortized over an assumed five-year holding period to September 30, 2025. If the resulting valuation implies a price higher than the current redemption price, the valuation is limited to the current redemption price plus unpaid distributions.

The Fund’s Streamline Series C Preferred Shares are convertible into common equity at any time at the Fund’s option and are senior to common equity and Series A and Series B preferred shares in terms of liquidation preference and priority of distributions. Streamline Series C Preferred Shares are entitled to receive a quarterly dividend beginning in March 31, 2025, at an annual rate of 12.0%, which rate shall increase 2.0% each year thereafter to a maximum rate of 18.0%. Streamline Series C Preferred Shares are redeemable by Streamline at any time after March 31, 2025, at a price sufficient for the Fund to achieve a 20.0% internal rate of return on its investment.

As part of the process to determine this investment’s fair value, the Fund utilizes three valuation methodologies to determine the estimated value of the Series C Preferred Shares assuming such shares have been converted into common equity. The three valuation methodologies used are (1) enterprise value (“EV”) to earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiple analysis based on forecasted 2023 EBITDA, (2) EV to EBITDA multiple analysis based on forecasted 2024 EBITDA and (3) discounted cash flow model. Based on the range of per share values derived from these three methodologies, the Fund selects a per share value and applies an illiquidity discount. The resulting per share value being referred to as the “as converted value”. The Fund then compares the as converted valuation to its estimated value of Series C Preferred Shares assuming such shares are not converted into common equity (the “preferred value”). In determining the preferred value, the Fund takes into account the liquidation preference on the Series C Preferred Shares ($5.00 per share) and, as noted above, the right to receive a 20% internal rate of return upon redemption. The Fund uses the higher of the as converted value and the preferred value in determining the fair value for the Streamline Series C Preferred Shares.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of the Fund’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Fund may ultimately realize.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

The following table summarizes the significant unobservable inputs that the Fund used to value its portfolio investments categorized as Level 3 as of August 31, 2022:

Quantitative Table for Valuation Techniques

	Fair Value	Valuation Technique	Unobservable Inputs	Range
Assets Fair Value				Low	High	Average
EPD Convertible	$17,973	- Discounted cash flow analysis	- Discount rate	5.3%	6.4%	5.8%
Preferred Units			- Illiquidity discount	3.1%	3.1%	3.1%
Streamline Series C Preferred Shares	6,875	- EV/EBITDA multiples	- 2023 EV/EBITDA multiples	7.0x	8.0x	7.5x
			- 2024 EV/EBITDA multiples	6.0x	7.0x	6.5x
		- Discounted cash flow analysis	- Discount rate	25%	25%	25%
	$24,848		- Illiquidity discount	15%	15%	15%

4.     Risk Considerations

The Fund’s investments are concentrated in the energy sector. A downturn in one or more industries within the energy sector, material declines in energy-related commodity prices, adverse political, legislative or regulatory developments or environmental, catastrophic or other events could have a larger impact on the Fund than on an investment company that does not concentrate in the energy sector. The performance of companies in the energy sector may lag the performance of other sectors or the broader market as a whole. The Fund also invests in securities of foreign issuers, predominantly those located in Canada and Europe. The value of those investments will fluctuate with market conditions, currency exchange rates and the economic and political climates of the foreign countries in which the issuers operate or are domiciled. Additionally, to the extent that the Fund invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Fund may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

The Fund may hedge against currency risk resulting from investing in securities valued in non-U.S. currencies. Currency hedging transactions in which the Fund may engage include buying or selling options or futures or entering into other foreign currency transactions including forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivatives transactions. The use of hedging transactions may result in losses greater than if they had not been used, may require selling or purchasing portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold on to a security that it might otherwise sell.

At August 31, 2022, the Fund had the following investment concentrations:

Category	Percent of Long-Term Investments
Energy Companies(1)	100.0%
Equity securities	99.0%
NextGen Companies(1)	57.5%
Debt securities	1.0%
Securities of PTPs	18.5%
Largest single issuer	6.6%
Restricted securities	5.1%

____________

(1)    Refer to the Glossary of Key Terms for the definition of Energy Companies and NextGen Companies.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

For more information about the principal risks of investing in the Fund see Investment Objective, Policies and Risks in the Fund’s most recently filed annual report.

5.     Agreements and Affiliations

A. Administration Agreement — On February 1, 2022, the Fund entered into an amended administration and accounting agreement with Ultimus Fund Solutions, LLC (“Ultimus”). Pursuant to the agreement, Ultimus will continue to provide certain administrative and accounting services for the Fund. The agreement has an initial term of three years and automatic one-year renewals unless earlier terminated by either party as provided under the terms of the agreement.

B. Investment Management Agreement — The Fund has entered into an investment management agreement with KA Fund Advisors, LLC (“KAFA”) under which KAFA, subject to the overall supervision of the Fund’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Fund. For providing these services, KAFA receives an investment management fee from the Fund.

The investment management agreement has a current term through April 30, 2023 and may be renewed annually thereafter upon approval of the Fund’s Board of Directors (including a majority of the Fund’s directors who are not “interested persons” of the Fund, as such term is defined in the 1940 Act). For the nine months ended August 31, 2022, the Fund paid management fees at an annual rate of 1.25% of the average monthly total assets of the Fund.

For purposes of calculating the management fee, the “average total assets” for each monthly period are determined by averaging the total assets at the last business day of that month with the total assets at the last business day of the prior month. The total assets of the Fund shall be equal to its average monthly gross asset value (which includes assets attributable to the Fund’s use of debt and preferred stock), minus the sum of the Fund’s accrued and unpaid dividends and distributions on any outstanding common stock and accrued and unpaid dividends and distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Fund). Liabilities associated with borrowing or leverage include the principal amount of any debt issued by the Fund, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Fund.

C. Portfolio Companies — From time to time, the Fund may “control” or may be an “affiliate” of one or more of its portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if the Fund and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Fund and its affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Fund’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Fund believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Fund invests. The Fund also notes that the Securities and Exchange Commission (the “SEC”) staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, the Fund believes that many of the limited

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

partnership interests in which it invests should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Fund holds in certain limited partnerships to be voting securities. If such a determination were made, the Fund may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests the Fund holds as a voting security, the Fund considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Fund generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Fund has treated those securities as voting securities. If the Fund does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Fund and its affiliates own more than 25% of the outstanding securities of such partnership. Additionally, certain partnership agreements give common unitholders the right to elect the partnership’s board of directors, but limit the amount of voting securities any limited partner can hold to no more than 4.9% of the partnership’s outstanding voting securities (i.e., any amounts held in excess of such limit by a limited partner do not have voting rights). In such instances, the Fund does not consider itself to be an affiliate if it owns more than 5% of such partnership’s common units.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Fund owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Fund will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Fund or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Fund cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Fund were allowed to engage in such a transaction, that the terms would be more or as favorable to the Fund or any company that it controls as those that could be obtained in an arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Fund or on the type of investments that it could make.

Plains AAP, L.P., Plains All American Pipeline, L.P. and Plains GP Holdings, L.P. — Kayne Anderson Capital Advisors, L.P. (“KACALP”) is the managing member of KAFA. Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP own Plains GP Holdings L.P. (“PAGP”) shares, Plains All American Pipeline, L.P. (“PAA”) units and interests in Plains AAP, L.P. (“PAGP-AAP”). The Fund believes that it is an affiliate of PAA, PAGP and PAGP-AAP under the 1940 Act by virtue of the Fund’s and other affiliated Kayne Anderson funds’ ownership interest in PAA, PAGP and PAGP-AAP.

Streamline Innovations Holdings, Inc. — Pursuant to the terms of the Streamline Series C Preferred Shares, KACALP has the right to designate one director of Streamline for so long as KACALP and its affiliates continue to beneficially own at least 50% of the Streamline Series C Preferred Shares. Ron M. Logan is a Senior Managing Director of KACALP and serves as the KACALP appointed director of Streamline. The Fund believes that it is an affiliate of Streamline under the 1940 Act by virtue of the Fund’s and other affiliated Kayne Anderson funds’ ownership interest in Streamline and KACALP’s director designation right.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

The following table summarizes the Fund’s investments in affiliates as of and for the three and nine months ended August 31, 2022:

	No. of Shares/Units/ Principal amount(2) (in 000’s)	Value	Dividends/Distributions Received/Interest Income Earned		Net Realized Gains (Losses)		Net Change in Unrealized Gains (Losses)
Investment(1)			Three Months Ended	Nine Months Ended	Three Months Ended	Nine Months Ended	Three Months Ended	Nine Months Ended
Plains GP Holdings, L.P.	1,591	$19,062	$248	$663	$—	$—	$515	$2,829
Plains GP Holdings, L.P. – Plains AAP, L.P.	690	8,261	150	424	—	—	(177)	1,408
Streamline Innovations Holdings, Inc.	1,375	6,875	—	—	—	—	(20)	(20)
Plains All American Pipeline, L.P. – Debt	$250	203	3	4	—	—	(12)	(16)
Total		$34,401	$401	$1,091	$—	$—	$306	$4,201

____________

(1)    See Schedule of Investments for investment classifications.

(2)    During the three months ended August 31, 2022, the Fund purchased 1,375 units of Streamline Series C Preferred Shares and 448 units of PAGP. During the nine months ended August 31, 2022, the Fund purchased 1,375 units of Streamline Series C Preferred Shares, 669 units of PAGP and $250 (principal amount) of PAA — debt. During the three and nine months ended August 31, 2022, there were no purchases of PAGP-AAP and no sales of any affiliates.

6.     Taxes

It is the Fund’s intention to continue to be treated as and to qualify as a RIC under Subchapter M of the Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements. See Note 2 — Significant Accounting Policies.

Income and capital gain distributions made by RICs often differ from GAAP basis net investment income (loss) and net realized gains (losses). For the Fund, the principal reason for these differences is the return of capital treatment of dividends and distributions from PTPs and certain other of its investments. Net investment income and net realized gains for GAAP purposes may differ from taxable income for federal income tax purposes.

As of August 31, 2022, the principal temporary differences between income for GAAP purposes and taxable income were (a) realized losses that were recognized for GAAP purposes, but disallowed for tax purposes due to wash sale rules; (b) disallowed partnership losses related to the Fund’s PTP investments; and (c) other basis adjustments in the Fund’s PTPs and other investments.

Under the Regulated Investment Company Modernization Act of 2010, any net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses.

On August 6, 2018, KMF completed its merger with KYE. The merger qualified as a tax-free reorganization under Section 368(a) of the Internal Revenue Code. At the time of the merger, $130,791 of capital loss carryforwards were subject to limitations under Section 382 of the Internal Revenue Code (“Section 382”). Regulations under Section 382 limit the amount of capital gains that can be offset by the Fund’s capital loss carryforward to $8,533, annually, until all of the Fund’s loss carryforwards are fully utilized. As of November 30, 2021, the Fund had approximately $64,000 of capital loss carryforwards subject to limitations under Section 382.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

For the fiscal year ended November 30, 2021, the tax character of the total $21,711 distributions paid to common stockholders was $144 of dividend income and $21,567 of return of capital. The tax character of the total $948 distributions paid to holders of MRP Shares was dividend income.

For purposes of determining the tax character of the dividends/distributions to investors, the amounts in excess of the Fund’s earnings and profits for federal income tax purposes are treated as a return of capital. Earnings and profits differ from taxable income due principally to adjustments related to the Fund’s investments in PTPs.

At August 31, 2022, the cost basis of investments for federal income tax purposes was $539,680, and the premiums received on outstanding option contracts written were $107. At August 31, 2022, gross unrealized appreciation and depreciation of investments and options, if any, for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options, if any)	$156,452
Gross unrealized depreciation of investments (including options, if any)	(50,918)
Net unrealized appreciation of investments before forward currency contracts and foreign currency related translations	105,534
Unrealized appreciation on forward currency contracts and foreign currency related translations	2,728
Net unrealized appreciation of investments	$108,262

7.     Restricted Securities

From time to time, the Fund’s ability to sell certain of its investments is subject to certain legal or contractual restrictions. For instance, private investments that are not registered under the Securities Act of 1933, as amended (the “Securities Act”), cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Fund’s investments have restrictions such as lock-up agreements that preclude the Fund from offering these securities for public sale.

At August 31, 2022, the Fund held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units, Principal ($) (in 000s)	Cost Basis (GAAP)	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 2 Investments
Plains GP Holdings, L.P. – Plains AAP, L.P.(1)	(2)	(3)	690	$809	$8,261	$11.98	1.7%	1.3%
Level 3 Investments(4)
Enterprise Products Partners L.P.
Convertible Preferred Units	(2)	(5)	18	$16,339	$17,973	$1,019.05	3.8%	2.8%
Streamline Innovations Holdings, Inc.
Series C Preferred Shares	(2)	(6)	1,375	6,895	6,875	5.00	1.4	1.0
Total				$23,234	$24,848		5.2%	3.8%
Total of all restricted investments				$24,043	$33,109		6.9%	5.1%

____________

(1)    The Fund values its investment in Plains AAP, L.P. (“PAGP-AAP”) on an “as exchanged” basis based on the higher public market value of either Plains GP Holdings, L.P. (“PAGP”) or Plains All American Pipeline, L.P. (“PAA”). As of August 31, 2022, the Fund’s PAGP-AAP investment is valued at PAGP’s closing price. See Note 3 — Fair Value.

(2)    Security was acquired at various dates in current and/or prior fiscal years.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

(3)    The Fund’s investment in PAGP-AAP is exchangeable on a one-for-one basis into either PAGP shares or PAA units at the Fund’s option. Upon exchange, the PAGP shares or PAA units will be freely tradable.

(4)    Securities are valued using inputs reflecting the Fund’s own assumptions as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

(5)    Unregistered or restricted security of a publicly-traded company.

(6)    Unregistered or restricted security of a private company.

8.     Derivative Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (ASC 815), the following are the derivative instruments and hedging activities of the Fund. See Note 2 — Significant Accounting Policies.

Option Contracts — Based on the notional amount, the Fund has written a monthly average of $2,271 of call options during the nine months ended August 31, 2022.

Interest Rate Swap Contracts — As of August 31, 2022, the Fund did not have any interest rate swap contracts outstanding.

Forward Currency Contracts — During the nine months ended August 31, 2022, the Fund had average ending monthly forward currency contract values to buy and sell of $69,220 and $68,475, respectively.

The following table sets forth the fair value of the Fund’s derivative instruments on the Statement of Assets and Liabilities:

Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value as of August 31, 2022
Forward currency contracts	Forward currency contracts	$2,846
Forward currency contracts	Forward currency contracts	(100)
Call options written	Call option contracts written	(58)

The following tables set forth the effect of the Fund’s derivative instruments on the Statement of Operations:

		For the Three Months Ended August 31, 2022
Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	Net Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Forward currency contracts	Forward currency contracts	$—	$3,071
Call options written	Options	—	49
		$—	$3,120

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

		For the Nine Months Ended August 31, 2022
Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	Net Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Forward currency contracts	Forward currency contracts	$1,888	$3,144
Call options written	Options	86	49
		$1,974	$3,193

9.     Investment Transactions

For the nine months ended August 31, 2022, the Fund purchased and sold securities in the amounts of $82,069 and $79,803 (excluding short-term investments and forward currency contracts).

10.   Credit Facilities

As of August 31, 2022, the Fund had a $50,000 unsecured revolving credit facility (the “Credit Facility”) that matures on February 24, 2023. The interest rate on outstanding borrowings under the Credit Facility may vary between the secured overnight financing rate (“SOFR”) plus 1.40% and SOFR plus 2.25%, depending on the Fund’s asset coverage ratios. The Fund pays a fee of 0.20% per annum on any unused amounts of the Credit Facility.

For the nine months ended August 31, 2022, the average amount outstanding under the Credit Facility was $42,770 with a weighted average rate of 2.12%. As of August 31, 2022, the Fund had $50,000 outstanding under the Credit Facility at a weighted average interest rate of 3.81%.

As of August 31, 2022, the Fund had a $20,000 unsecured revolving credit facility (“Bank Facility”) that matures on August 6, 2024. Borrowings under the Bank Facility will bear interest at a rate of 1-month LIBOR plus 1.35%. The Fund pays a commitment fee of 0.20% per annum on any unused amounts of the Bank Facility.

For the nine months ended August 31, 2022, the average amount outstanding under the Bank Facility was $1,084 with a weighted average rate of 2.86%. As of August 31, 2022, the Fund did not have any borrowings outstanding under the Bank Facility.

As of August 31, 2022, the Fund was in compliance with all financial and operational covenants required by the Credit Facility and Bank Facility. See Financial Highlights for the Fund’s asset coverage ratios under the 1940 Act.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

11.   Notes

At August 31, 2022, the Fund had $80,091 aggregate principal amount of Notes outstanding. During the nine months ended August 31, 2022, the Fund redeemed $4,424 of Notes.

The table below sets forth a summary of the redemptions and key terms of each series of Notes outstanding at August 31, 2022.

Series	Principal Outstanding, November 30, 2021	Principal Redeemed	Principal Outstanding, August 31, 2022	Unamortized Issuance Costs	Estimated Fair Value August 31, 2022	Fixed Interest Rate	Maturity
C	$4,424	$(4,424)	$—	$—	$—	4.00%	3/22/22
D	40,000	—	40,000	44	40,300	3.34%	5/1/23
H	21,856	—	21,856	30	21,600	3.72%	8/8/23
I	18,235	—	18,235	56	17,700	3.82%	8/8/25
	$84,515	$(4,424)	$80,091	$130	$79,600

Holders of the Series C and D Notes are entitled to receive cash interest payments semi-annually (on March 3 and September 3) at the fixed rate. Holders of the Series H and I Notes are entitled to receive cash interest payments semi-annually (on February 13 and August 13) at the fixed rate. As of August 31, 2022, the weighted average interest rate on the outstanding Notes was 3.55%.

As of August 31, 2022, each series of Notes was rated “AAA” by Kroll Bond Rating Agency (“KBRA”). In the event the credit rating on any series of Notes falls below “A-”, the interest rate on such series will increase by 1% during the period of time such series is rated below “A-”. The Fund is required to maintain a current rating from one rating agency with respect to each series of Notes and is prohibited from having any rating of less than investment grade (“BBB-”) with respect to each series of Notes.

The Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The Notes contain various covenants related to other indebtedness, liens and limits on the Fund’s overall leverage. Under the 1940 Act and the terms of the Notes, the Fund may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to senior securities representing indebtedness (including the Notes) would be less than 300%.

The Notes are redeemable in certain circumstances at the option of the Fund. The Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Fund fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline.

The Notes are unsecured obligations of the Fund and, upon liquidation, dissolution or winding up of the Fund, will rank: (1) senior to all of the Fund’s outstanding preferred shares; (2) senior to all of the Fund’s outstanding common shares; (3) on a parity with any unsecured creditors of the Fund and any unsecured senior securities representing indebtedness of the Fund; and (4) junior to any secured creditors of the Fund.

At August 31, 2022, the Fund was in compliance with all covenants under the Notes agreements.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)
(UNAUDITED)

12.   Preferred Stock

At August 31, 2022, the Fund had 1,659,657 shares of MRP Shares outstanding, with a total liquidation value of $41,491 ($25.00 per share). The table below sets forth the key terms of each series of MRP Shares outstanding at August 31, 2022.

Series	Liquidation Value August 31, 2022	Unamortized Issuance Costs	Estimated Fair Value August 31, 2022	Rate	Mandatory Redemption Date
H	$9,491	$82	$9,200	4.07%	12/1/24
I	20,000	271	19,800	3-month LIBOR + 175 bps	6/1/26
J	12,000	194	10,700	2.44%	9/1/26
	$41,491	$547	$39,700

Holders of the MRP Shares are entitled to receive cumulative cash dividend payments on the first business day following each quarterly period (February 28, May 31, August 31 and November 30).

As of August 31, 2022, each series of MRP Shares was rated “A+” by KBRA.

The dividend rate on the Fund’s MRP Shares can increase further if the credit rating is downgraded below “A” (as determined by the lowest credit rating assigned). Further, the annual dividend rate for all series of MRP Shares will increase by 4.0% if no ratings are maintained, and the annual dividend rate will increase by 5.0% if the Fund fails to make a dividend or certain other payments.

The MRP Shares rank senior to all of the Fund’s outstanding common shares and on parity with any other preferred stock. The MRP Shares are redeemable in certain circumstances at the option of the Fund and are also subject to a mandatory redemption if the Fund fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225%.

Under the terms of the MRP Shares, the Fund may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225%.

The holders of the MRP Shares have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of MRP Shares or the holders of common stock. The holders of the MRP Shares, voting separately as a single class, have the right to elect at least two directors of the Fund.

At August 31, 2022, the Fund was in compliance with the asset coverage requirements of its MRP Shares.

13.   Common Stock

At August 31, 2022, the Fund had 198,340,343 shares of common stock authorized and 47,197,462 shares outstanding. As of August 31, 2022, KAFA owned 4,000 shares of the Fund. During the nine months ended August 31, 2022, and fiscal year ended November 30, 2021, there were no common stock transactions.

14.   Subsequent Events

On September 22, 2022, the Fund declared a quarterly distribution of $0.16 per common share for the third quarter. The total distribution of $7,552 was paid October 7, 2022. Of this total, pursuant to the Fund’s dividend reinvestment plan, $303 was reinvested into the Fund through open market purchases of common stock.

The Fund has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
GLOSSARY OF KEY TERMS
(UNAUDITED)

This glossary contains definitions of certain key terms, as they are used in our investment policies and as described in this report. These definitions may not correspond to standard sector definitions.

“Energy Assets” means Energy Infrastructure Assets and other assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, fractionating, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal, electricity or water.

“Energy Companies” means companies that own and/or operate Energy Assets or provide energy-related services. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Energy Assets or providing services for the operation of such assets or (ii) have Energy Assets that represent the majority of their assets.

“Energy Infrastructure Assets” means (a) Midstream Assets, (b) Renewable Infrastructure Assets and (c) Utility Assets.

“Energy Infrastructure Companies” consists of (a) Midstream Companies, (b) Renewable Infrastructure Companies and (c) Utility Companies.

“Energy Transition” is used to describe the energy sector’s transition to a more sustainable mix of lower carbon and renewable energy sources that results in reduced emissions of carbon dioxide and other greenhouse gases over the next 20 to 30 years.

“Infrastructure Assets” consists of (i) Energy Infrastructure Assets, (ii) assets used to provide communications services, including cable television, satellite, microwave, radio, telephone and other communications media or (iii) assets used to provide transportation services, including toll roads, airports, railroads or marine ports or (iv) assets used to provide water services, including water treatment, storage and transportation.

“Infrastructure Companies” consists of (a) Energy Infrastructure Companies and (b) other companies that own and operate Infrastructure Assets. For the purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Infrastructure Assets or providing services for the operation of such assets or (ii) have Infrastructure Assets that represent the majority of their assets.

“Qualified Publicly Traded Partnerships” or “PTPs” means limited partnerships and limited liability companies that are publicly traded and are treated as partnerships for federal income tax purposes.

“Midstream Assets” means assets used in energy logistics, including, but not limited to, assets used in transporting, storing, gathering, processing, fractionating, distributing, or marketing of natural gas, natural gas liquids, crude oil, refined products or water produced in conjunction with such activities.

“Midstream Companies” means companies that own and operate Midstream Assets. Such companies may be structured as PTPs or taxed as corporations. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenue or operating income from operating Midstream Assets or providing services for the operation of such assets or (ii) have Midstream Assets that represent the majority of their assets.

“Natural Gas & LNG Infrastructure Companies” means Midstream Companies that primarily own and/or operate Midstream Assets related to natural gas or liquefied natural gas.

“NextGen Companies” are Energy Companies and Infrastructure Companies that are meaningfully participating in, or benefitting from, the Energy Transition based on our Advisor’s assessment of each company’s business.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
GLOSSARY OF KEY TERMS
(UNAUDITED)

“Other Energy Companies” means Energy Companies, excluding Energy Infrastructure Companies.

“Renewable Infrastructure Assets” means assets used in the generation, production, distribution, transportation, transmission, storage and marketing of energy including, but not limited to, electricity or steam from renewable sources such as solar, wind, flowing water (hydroelectric power), geothermal, biomass and hydrogen.

“Renewable Infrastructure Companies” means companies that own and/or operate Renewable Infrastructure Assets. Such companies may be structured as PTPs or taxed as corporations. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Renewable Infrastructure Assets or providing services for the operation of such assets or (ii) have Renewable Infrastructure Assets that represent the majority of their assets.

“Utility Assets” means assets, other than Renewable Infrastructure Assets, that are used in the generation, production, distribution, transportation, transmission, storage and marketing of energy, including, but not limited to, electricity, natural gas and steam.

“Utility Companies” means companies that own and/or operate Utility Assets. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Utility Assets or providing services for the operation of such assets or (ii) have Utility Assets that represent the majority of their assets.

KAYNE ANDERSON NEXTGEN ENERGY & INFRASTRUCTURE, INC.
ADDITIONAL INFORMATION
(UNAUDITED)

REPURCHASE DISCLOSURE

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Fund may from time to time purchase shares of its common and preferred stock and its Notes in the open market or in privately negotiated transactions.

Directors and Corporate Officers

James C. Baker, Jr.	Chairman of the Board of Directors, President and Chief Executive Officer
William H. Shea, Jr.	Lead Independent Director
William R. Cordes	Director
Anne K. Costin	Director
Barry R. Pearl	Director
Albert L. Richey	Director
Carita S. Walker	Director
Caroline A. Winn	Director
Terry A. Hart	Chief Operating Officer and Assistant Secretary
A. Colby Parker	Chief Financial Officer and Treasurer
Michael J. O’Neil	Chief Compliance Officer and Secretary
J.C. Frey	Executive Vice President
Ron M. Logan, Jr.	Senior Vice President
Adriana I. Jimenez	Vice President
Investment Adviser KA Fund Advisors, LLC 811 Main Street, 14th Floor Houston, TX 77002	Administrator Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246
1800 Avenue of the Stars, Third Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219 (888) 888-0317
Custodian JPMorgan Chase Bank, N.A. 383 Madison Avenue, Fourth Floor New York, NY 10179	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 601 S. Figueroa Street, Suite 900 Los Angeles, CA 90017
Legal Counsel Paul Hastings LLP 101 California Street, Forty-Eighth Floor San Francisco, CA 94111

Please visit us on the web at www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.